UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2013

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Steven L. Newman, President and Chief Executive Officer of Transocean Ltd. (the "Company"), will address attendees at the Credit Suisse 2013 Energy Summit in Vail, Colorado on Tuesday, February 5, 2013 at 10:25 a.m. MST.

A live broadcast of the presentation and a subsequent replay are publicly assessable through the Company's website. To view the presentation live or after the broadcast, individuals may visit www.deepwater.com, select the "Investor Relations" link and select "News and Events" and then select "Presentations."

The information set forth in this Item 7.01 includes "forward-looking statements." All statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, we cannot predict risks and uncertainties that are beyond our control. Should one or more risk or uncertainty materialize, or should underlying assumptions prove incorrect, the Company's actual results may vary materially from those implied or expressed by any forward-looking statement. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

The Company's presentation is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The exhibit to this report furnished pursuant to item 7.01 is as follows:

Exhibit No.	Description

99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 5, 2013	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number    Description

99.1        Company Presentation

Transocean Ltd.

Credit Suisse Energy Summit

February 5, 2013

www.deepwater.com

Legal Disclaimer

Transocean

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2011 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com.

This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

Key Investment Highlights

Transocean

- **Industry leader committed to customers, employees, and shareholders**
- **Clearly defined strategies to create value**
  - **Operations**
  - **Capital deployment**
  - **Assets**
- **Well positioned to capture global opportunities in an improving market**

	Ultra-Deepwater	Deepwater	Midwater	High-Spec Jackups
Percent on Contract[(1)]	97%	81%	71%	100%

- **Backlog provides long-term visibility**

Industry Leader

- World's largest offshore contract driller
  - Largest fleet of high spec and midwater floaters
  - Operates in all markets worldwide
  - Significant relationships across the customer spectrum
- Positioned to lead
  - Premier position in ultra-deepwater market segment
  - Size and technical capabilities create reinvestment opportunities

Industry Leader

Transocean

Our People

Customer Relationships

Global Reach

Technical Expertise

Commitment to Create Shareholder Value

Transocean

Return Excess **Cash** to Shareholders

Capital **Investment**

Debt Reduction

Margin Improvement

Strategic Objectives

Transocean

- Continue to improve operational performance
- Maintain financial flexibility and strong balance sheet
- Execute asset strategy
- Resolution of remaining uncertainties
  - Macondo
  - Brazil
  - Norway

Operational Imperatives

Transocean

We are focused on delivering superior operating performance:

- Revenue efficiency
  - Technical improvements
  - Improved contract terms
  - Historic levels believed achievable but progress will be gradual and non-linear
- Rig out-of-service time
  - Emphasis on planning, execution, collaboration with vendors
  - "Unit exchange" versus "inspect and repair"
- Operating and maintenance costs
  - Constant scrutiny of cost structure; leverage industry leadership position

Financial Flexibility

Transocean

- **Maintain financial flexibility to meet future requirements in the context of uncertainties**
- **Manage financial exposure**
  - **Contract-backed Shell newbuilds**
  - **DOJ settlement**
- **Sustain investment grade rating**
- **Continue to divest select non-core assets**
- **Return excess cash to shareholders**

Litigation Update

Transocean

Macondo

- Civil and criminal settlement agreements reached with DOJ comprising $1.4B over five years
  - Phase 1 of trial scheduled to begin February 25, 2013

Brazil – Frade

- Preliminary injunction served on Transocean 9/27/12
- Injunction completely lifted by Rio de Janeiro Court of Appeals on 11/27/12
  - Currently no restrictions on Transocean in Brazil
- Vigorously pursuing final and comprehensive resolution of underlying litigation

Norway Tax Case

- Trial commenced December 2012; decisions anticipated early 2014
  - Believe our tax returns are materially correct as filed and continue to vigorously contest assertions to the contrary

Asset Strategy

Transocean

- Grow our leadership position in high-spec assets
  - Build, acquire, divest and / or spin-off
- Core, strategic asset portfolio
  - Ultra-deepwater
  - Harsh Environment
  - High-spec Jackups
  - High-quality floaters and jackups

Asset Strategy - Execution

Transocean

- Fleet expansion
  - Four dynamically-positioned ultra-deepwater drillships
    - 10 year contracts ($7.6B of backlog)
    - ~$3.0B investment with attractive terms
  - Ships have advanced capabilities
    - Dual activity, industry-leading hoisting capacity
    - Second blow-out preventer system
    - 12,000 ft water depth, 40,000 ft drilling depth
    - Outfitted to accommodate a future upgrade to a 20,000 psi BOP

Asset Strategy - Execution

Transocean

- Sold 38 rig package to Shelf Drilling
  - Buyer group has deep industry experience
  - Transocean will provide support to facilitate a successful transition
  - A significant step forward in execution of asset strategy
- Divested 16 additional non-core assets in single asset transactions
- Significantly reduces the diversity of the fleet
  - Renewed emphasis on high specification assets – both floaters & jackups
  - Provides opportunities for efficiency improvement
- Focus improves Transocean's long-term competitiveness

Largest Worldwide Rig Fleet

Transocean
100
90
80
70
60
50
40
30
20
10
0
91(1)
77(2)
77(2)
49(3)
44
9
29
16
28
9
6
12
11
5
43
11
9
9
5
43
17
14
2
16
6
8
5
18
7
RIG
ESV
NE
SDRL
DO
Rigs Under Construction
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups

Leverage to Improving Dayrates

High-Specification Floaters
Midwater Floaters
High-Specification Jackups
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
8%
28%
0%
16%
41%
12%
37%
57%
38%
57%
85%
54%
2012
2013
2014
2015

Fleet Availability [(6)]

Premium Jackups

Demand Remains Strong

Transocean Fleet (1) - 9

9
1 available through 1H13

Global Fleet (5) - 149

1
1
9
138
Contracted
Stacked
Idle
Other

Key Market Drivers

- Demand and dayrates are increasing
- Continuing demand growth is:
  - Absorbing uncontracted newbuilds
  - Stable/increasing dayrates

Current Market Overview

Jackup Type	High Spec	Standard
Utilization	Increasing	Increasing
Tendering Pace	Stable	Stable
Contract Term	Stable	Stable
Dayrates	Stable/Increasing	Stable/Increasing

Midwater Floaters

Activity and Dayrates Steady

Transocean

Transocean Fleet (1) - 28

1
7
20
3 available
through 1H13

Global Fleet (5) - 102

3
12
11
76
Contracted
Stacked
Idle
Other

Key Market Drivers

- No influx of newbuilds
- Demand continues to increase in UK and Norway
- Multiple opportunities for available units in 2013
- Petrobras releases could impact market

Current Market Overview

- Tendering activity increasing in UK, Norway & Eastern Canada
  - Contract durations increasing
  - Dayrates steady to improving
  - Opportunities to bring additional harsh environment capacity into the market
- Tendering pace slower for other markets

Deepwater Floaters

Demand is Steady

Transocean

Transocean Fleet [1] - 16

3
13
2 available through 1H13

Global Fleet [5] - 57

12
4
41
Contracted
Stacked
Idle
Other

Key Market Drivers

- High UDW utilization has positive impact on DW
- Tendering activity is steady
- Strong demand in West Africa & Australia
- Petrobras releases could impact market

Current Market Overview

- Dayrates are steady
- Moored units returning to work
- Utilization remains at 90%

Ultra-Deepwater Floaters

Market is Strong

Transocean

Transocean Fleet [(1)] - 29

1
28
1 available through 1H13

Global Fleet [(5)] - 126

11
115
Contracted
Stacked
Idle
Other

Key Market Drivers

- 2013 availability is being absorbed
  - Demand and dayrates are steady
  - Customers now looking for 2014 delivery
- Strong demand in USGOM, West Africa, East Africa & other emerging markets

Current Market Overview

- Market utilization almost 100%
- Exploration success opening up frontier opportunities
- Multiple fixtures over $600K

Ultra-Deepwater Opportunities

Outlook is Positive

Transocean

Kara Sea
Barents Sea
Norway
Black Sea / Turkey
China
Israel
US GOM
Mexico
Liberia
Sierra Leone
Cote d'Ivoire
Ghana
India
Philippines
French
Guiana
Nigeria
Gabon
Indonesia
Brazil
Mozambique / Tanzania
Australia
Angola
Pre-salt

Strong Backlog

Transocean

(US$ billions)
Ultra-Deepwater Floaters
Deepwater Floaters
Midwater Floaters
High - Specification Jackups
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$1.9
1.0
0.3
0.5
0.1
$8.6
5.0
1.3
1.9
0.4
$5.9
3.3
0.8
1.3
0.5
$13.3
11.7
0.5
0.6
0.5
2012
2013
2014
2015-23

Total Backlog From Continuing Operations - $29.7 billion[(4)]

Diversified Revenue Sources

By Asset Class
15%
21%
54%
3%
4%
3%
Ultra-Deepwater
Deepwater
Midwater
High-Specification Jackups
ADTI
Other

By Customer
35%
23%
42%
Integrated
NOC
Independent

YTD September 2012 Revenues - $6.9 billion

Key Investment Highlights

Transocean

- Industry leader committed to customers, employees, and shareholders
- Clearly defined strategies to create value
  - Operations
  - Capital deployment
  - Assets
- Well positioned to capture global opportunities in an improving market

	Ultra-Deepwater	Deepwater	Midwater	High-Spec Jackups
Percent on Contract[(1)]	97%	81%	71%	100%

- Backlog provides long-term visibility

Footnotes

Transocean

(1) Per Fleet Status Report issued January 17, 2013. Floater classifications are by water depth as described in the Fleet Status Report. Harsh Environment Floaters are included in the appropriate water depth classification. Rig count associated with continuing operations is 82, plus 9 newbuilds. Rigs Under Construction are inclusive of rigs to be accepted by the customer subsequent to January 17, 2013. "Idle" and "Stacked" rig classifications are as described in the Fleet Status Report.

(2) Excludes submersible rigs.

(3) Excludes tender rigs.

(4) Calculated by multiplying the contracted operating dayrate by the firm contract period for 2012 and future periods as of the Fleet Status Report issued October 17, 2012, for continuing operations only. Firm commitments are represented by signed drilling contracts or, in some cases, by other definitive agreements awaiting contract execution. Our contract backlog is calculated by multiplying the full contractual operating dayrate by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization and contract preparation or other incentive provisions, which are not expected to be significant to our contract drilling revenues. The contractual operating dayrate may be higher than the actual dayrate we receive or we may receive other dayrates included in the contract, such as a waiting-on-weather rate, repair rate, standby rate or force majeure rate. The contractual operating dayrate may also be higher than the actual dayrate we receive because of a number of factors, including rig downtime or suspension of operations. In certain contracts, the dayrate may be reduced to zero if, for example, repairs extend beyond a stated period of time.

(5) Data from ODS-Petrodata as of January 29, 2013. Analysis by Transocean. Includes competitive rigs which have completed construction on or before January 29, 2013. High-Specification Jackups are defined as competitive, independent cantilever rigs with water depths of 350' and greater. "Other" includes, but is not limited to, rigs which are not under contract and are en route, in port, in shipyard, out of service, undergoing acceptance testing, or on standby.

(6) The uncommitted fleet rate is the number of days as a percentage of the total number of available rig calendar days in the period. The rate is as of October 17, 2012.

(7) This presentation is unaudited.